Supplement to
Fidelity's Targeted
International
Equity Funds®
December 30, 2004
Prospectus

The following information replaces the biographical information for Claudio Brocado found in the "Fund Management" section beginning on page 31.

Brent Bottamini is co-manager of Latin America Fund, which he has managed since April 2005. He also manages one other Fidelity fund. Since joining Fidelity Investments in 1998, Mr. Bottamini has worked as an equity research analyst and manager.

Adam Kutas is co-manager of Latin America Fund, which he has managed since April 2005. He also manages one other Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Kutas has worked as a mutual fund analyst, equity research analyst, and manager.

TIF-05-01 May 9, 2005
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